UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 1, 2007

                        AMERICAN PHYSICIANS CAPITAL, INC.
             (Exact Name of Registrant as Specified in its Charter)

                        Commission File Number 000-32057

          Michigan                                          38-3543910
   State of Incorporation)                     (IRS Employer Identification No.)

             1301 North Hagadorn Road, East Lansing, Michigan 48823
               (Address of principal executive offices) (Zip Code)

      (Registrant's telephone number, including area code): (517) 351-1150

                                 Not Applicable
          (Former name or former address, if changed since last report)
                               ------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

         On May 1, 2007, American Physicians Capital, Inc. (APCapital) announced in a press release that today its shareholders elected two directors and ratified the appointment of its independent registered public accountants for 2007 at its Annual Meeting of Shareholders. APCapital also announced today that its Board of Directors elected a new Board Chairman, AppaRao Mukkamala, M.D. The related press release is attached hereto as Exhibit 99.1 and incorporated herein as referenced.

Item 9.01 Financial Statements and Exhibits.

         (c) Exhibits.

                  99.1         Press release dated May 1, 2007


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 1, 2007
                                          AMERICAN PHYSICIANS CAPITAL, INC.
                                          (Registrant)

                                          By: /s/ R. KEVIN CLINTON
                                          -------------------------
                                          R. Kevin Clinton
                                          President and Chief Executive Officer

                                INDEX OF EXHIBITS

         Exhibit  No.                      Description
         ------------        ---------------------------------------------------
             99.1            Press release dated May 1, 2007